MAP-Government Fund, Inc.

             Supplement Dated December 30, 1997
              To Prospectus Dated May 1, 1997,
              As Supplemented November 5, 1997


      This supplement should be read in conjunction with the MAP-Government Fund, Inc. (the "Fund") prospectus, as supplemented November 5, 1997, a copy of which can be obtained without charge from First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102,
ATTN: MAP-GOVERNMENT FUND, INC. or by telephoning 1-800-559-
5535.

The following replaces the second paragraph under the heading "THE FUND, ITS INVESTMENT OBJECTIVE AND POLICIES" on page 4 of the prospectus:

MBL Life Assurance Corporation ("MBL Life") succeeded Mutual Benefit Life as sponsor of the Fund. Certain MBL Life subsidiaries and affiliates, and entities involved in the rehabilitation of MBL Life, also invest in the Fund. As of December 23, 1997, the MBL Life subsidiaries' and affiliates' and rehabilitation-related entities' direct investments in the Fund represented 96% of the Fund. Such a percentage of ownership may be deemed to constitute "control" of the Fund, as that term is defined in the Act.

Planned redemptions by certain of the MBL Life subsidiaries and affiliates and rehabilitation-related entities could cause the Fund's current total annual operating expenses, currently approximately .63% of average net assets, to increase. However, First Priority Investment Corporation ("First Priority"), the Fund's investment adviser and distributor, has agreed to bear total annual operating expenses of the Fund (including the investment advisory fee but excluding taxes, interest, brokerage commissions, and extraordinary expenses) that exceed .75% of the Fund's average daily net asset value. First Priority has agreed to limit the Fund's expenses in this manner through December 31, 1998. However, as we informed you by supplement to the Fund's prospectus dated November 5, 1997, the Board of Directors of MBL Life has publicly announced its intention to explore opportunities for the sale of MBL Life. If MBL Life were sold before December 31, 1998, there is no assurance that the expense limitation described above would remain in place. In any event, this prospectus will be supplemented as necessary to advise you of any developments related to the sale of MBL Life that pertain to the Fund and/or related to the expense limitation described above.